SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
   (1) Title of each class of securities to which transaction applies:
   ________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
   ________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
   ________________________________________________________________________
   (5) Total fee paid:
   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _______________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
    _______________________________________________________________________
    (3) Filing Party:
    _______________________________________________________________________
    (4) Date filed:
    _______________________________________________________________________

                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                 August 17, 2001

To the Stockholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 17, 2001, to consider the following matters:

(1) The election of four Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (Richard D. Kurtz, Brock Koren, M. Scott Farese, and Stephen P. Soltwedel) are described in the accompanying Proxy Statement.

(2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 29, 2001 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on June 29, 2001 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                             By Order of the Board of Directors


                                             /s/ Susan A. Schmidt
                                             Susan A. Schmidt
July 16, 2001                                Secretary

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                 August 17, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 17, 2001, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and 2001 Annual Report to Stockholders are being sent to stockholders on or about July 16, 2001.



                                VOTING SECURITIES

June 29, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 12,239,339 shares of Class A and Class B Common Stock, $.001 par value. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of Directors will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. As a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of such election.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Corporation believes that, in accordance with American Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners with respect to the election of directors. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 29, 2001, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A Common Stock of the Company, by each director and executive officer and by all directors and officers as a group. The outstanding Class B Common Stock represents less than 0.3% of the total outstanding shares.

                                                                                 Class A Common Stock
                                                            ------------------------------------------------
                                                                               Shares Under
                                      Relationship            Shares           Exercisable          Percent
                                    with the Company           Owned        Options/Warrants(1)     Voting(2)
                                    ----------------           -----        -------------------     ---------
James A. Delaney III(3)               Stockholder             632,800               -                    5.0
Richard D. Kurtz(4)              Chairman of the Board           -               162,500                 1.3
Brock Koren(4)                  Director, President and          -               155,000                 1.3
                                Chief Executive Officer
M. Scott Farese(4)                      Director                 -               113,500                  .9
Stephen P. Soltwedel(4)                 Director                 -               112,500                  .9
Susan A. Schmidt(4)             Chief Financial Officer         500               20,000                  .1
                                     and Secretary
Paul Sharman(4)                Vice President Operations         -                38,500                  .3

All Directors & Officers                                        500              602,000                 4.7
      as a Group (6 persons)
----------------------------------

1        Includes shares under options exercisable on June 29, 2001 and options which become exercisable within
         60 days thereafter.
2        Represents voting power assuming beneficial owner exercises all exercisable options and warrants.
3        The address of this shareholder is 633 Ardsley Road, Winnetka, IL  60093
4        The address of this shareholder is c/o Advanced Photonix, Inc. 1240 Avenida Acaso, Camarillo, CA 93012.


ELECTION OF DIRECTORS

A Board of four Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the four persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee. After this election, three vacancies will exist on the Board that are not intended to be filled at this time.




The following persons are nominees for election as Directors:
      Name                   Age                    Position
      ----                   ---                    --------
Richard D. Kurtz              49                     Chairman of the Board

Brock Koren                   37                     Director, President and
                                                        Chief Executive Officer
M. Scott Farese               44                     Director

Stephen P. Soltwedel          54                     Director

Set forth below is certain information relating to the other officers of the
Company:
         Name                Age                     Position
         ----                ---                     --------
Susan A. Schmidt              36                     Chief Financial Officer
                                                        and Secretary
Paul Sharman                  43                     Vice President, Operations


Richard D.  Kurtz - Chairman  of the Board
------------------------------------------
Mr. Kurtz became a Director of the Company in February 2000 and was elected Chairman of the Board in July 2000. He is currently Director of Client Services and Strategic Planning for Quantum Compliance Systems Inc. Mr. Kurtz joined Quantum, a privately owned software company specializing in the development and installation of Environmental Health and Safety Management systems, in July 2001. Prior to joining Quantum, Mr. Kurtz was the Vice President of Sales and Marketing for Filtertek Inc., an ESCO Technology company for over 13 years.

Brock Koren - Director, President and Chief Executive Officer
-------------------------------------------------------------
Mr. Koren joined the Company in July 1998 and was promoted from Vice President, Sales and Marketing to President and Chief Executive Officer in October 1999, at which time he also became a Director of the Company. From 1992 until 1998, he was employed by Hamamatsu, a leading manufacturer of devices for generation and measurement of infrared, visible, and ultraviolet light, as a Regional Sales Engineer. In addition to his position on the API Board of Directors, Mr. Koren also serves as a Director for BioCal, a privately held company located in southern California, specializing in DNA Parentage testing and DNA Souvenir.

M. Scott Farese - Director
--------------------------
Mr. Farese became a director of the Company in August 1998. He is currently a Business Unit Director for Filtertek Inc. Mr. Farese joined Filtertek in 1991. Filtertek, a subsidiary of ESCO Technologies, is the largest worldwide producer of custom filtration products and fluid control devices and the world's largest manufacturer of custom molded filter elements.

Stephen P. Soltwedel - Director
-------------------------------
Mr. Soltwedel became a director of the Company in February 2000. Since 1972, he has been employed by Filtertek, Inc. and is currently Vice President and Chief Financial Officer. Prior to joining Filtertek, Mr. Soltwedel was employed by the public accounting firm of Baillies Denson Erickson & Smith in Lake Geneva, WI.

Susan A. Schmidt, Chief Financial Officer and Secretary
-------------------------------------------------------
Ms. Schmidt joined the Company in March 2000. From 1997 to 2000, she was Director of Finance - Amphitheaters for SFX Entertainment, Inc. in Encino, CA. SFX is a New York-based promoter and producer of live entertainment events. From 1992 to 1997 she was Controller for Revchem Plastics, Inc., a full-line distribution company serving the reinforced plastics industry, and Durall Plastics, Inc., Revchem Plastics Inc.'s sister manufacturing company in Rialto, CA.

Paul Sharman, Vice President Operations
---------------------------------------
Mr. Sharman joined the Company in June 1990. From 1995 to 1999, he was the Director of Quality and Reliability. From 1999 to March 2000, he held the position of Director of Operations, and in March 2000, he was promoted to Vice President of Operations.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filing of a Form 4 by M. Scott Farese to report sales of stock in June 2000 and December 2000, both of which were reported in February 2001.

Meetings and Committees of the Board of Directors

The Board of Directors held seven meetings during the fiscal year ended March 25, 2001 and acted by unanimous consent on one occasion. The Board of Directors has the following standing committees: Compensation Committee and Audit Committee. The Compensation Committee was established to evaluate directors and management compensation plans as well as the Company's stock option and incentive plans. The Compensation Committee did not meet during fiscal 2001; rather, all compensation matters were decided during the regular board meetings. The members of the Compensation Committee are Mr. Farese and Mr. Kurtz.

The Audit Committee is comprised of three independent directors: Mr. Soltwedel, Mr. Kurtz and Mr. Farese. All of the members of the Audit Committee are independent directors as defined by Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee held three regular meetings during the fiscal year ended March 25, 2001. As set forth in the Audit Committee Charter, a copy of which is attached as Exhibit A, the Audit Committee is responsible for, among other things, (a) reviewing the professional services and independence of the independent auditors, (b) ensuring that the scope of the annual external audit is sufficiently comprehensive, (c) reviewing, in consultation with the independent auditors, the plan and results of the annual audit and the adequacy of the Company's internal control systems and (d) reviewing the results of such audit.

Audit Committee Report

The Audit Committee oversees Advanced Photonix's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Audit Committee discussed with Advanced Photonix's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Advanced Photonix's internal controls and the overall quality of Advanced Photonix's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended March 25, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of Advanced Photonix's independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Mr. Stephen P. Soltwedel
Mr. Richard D. Kurtz
Mr. M. Scott Farese


EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                             Long Term Compensation
                                                                       -----------------------------------
                                           Annual Compensation                 Awards           Payouts
                                        -----------------------------  -----------------------  ----------
                                                             Other                   Securities
                                                            Annual      Restricted   Underlying   LTIP       All Other
                               Fiscal   Salary    Bonus   Compensation Stock Awards   Options    Payouts   Compensation
Name and Principal Position     Year     ($)      ($)         ($)(1)       ($)          (#)        ($)         ($)(2)
---------------------------     ----     ----     ----    -----------      ----         ----       ----        ----

                                2001      -         -        10,000         -         150,000       -            -
Richard D. Kurtz                2000      -         -         5,000         -          25,000       -            -
Chairman of the Board           1999      -         -          -            -            -          -            -
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- --------------
Brock Koren                     2001    175,000     -          -            -          50,000       -          9,400
President and Chief Executive   2000    175,000  12,500        -            -         200,000       -          8,600
Officer                         1999    135,000     -          -            -         100,000       -          5,300
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- --------------
Hayden Leason                   2001      -         -          -            -            -          -            -
Chairman of the Board and       2000      -         -          -            -            -          -            -
Chief Executive Officer(3)      1999      -         -          -            -           1,000       -            -
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- --------------

1  For independent directors, represents amounts paid by the company as directors' fees.
2  Represents amounts paid by the Company on behalf of the named person in connection with the Company's 401(k) Retirement
     Plan, vacation pay and car allowance.
3  Mr. Leason resigned as Chairman of the Board and Chief Executive Officer in October 1997, was re-elected as Chairman of the Board in October 1999 and subsequently resigned as a Director and Chairman of the Board in July 2000.

Employment Agreements
The Company has an employment and termination agreement with the Chief Executive Officer, under which the employee may receive severance pay through the end of the term of the contract or up to twelve months.

Stock Options
The following table sets forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during the last fiscal year.

                          Option Grants in Fiscal 2001
                                Individual Grants

                                      Number of           % of Total
                                      Securities       Options Granted        Exercise or
                                      Underlying       to Employees in         Base Price            Expiration
Name(1)                                Options             Fiscal Year            ($/Sh)                Date
                                      Granted (#)
--------------------------------- ------------------- ------------------- --------------------- ----------------------

Richard D. Kurtz                        150,000               28%                $3.1875               08/25/10

Brock Koren                              50,000                9%                $3.1875               08/25/10

Hayden Leason                              -                   -                    -                      -

-------------------------------------------

1   See "Summary Compensation Table" for principal position.

The following table sets forth certain information concerning stock options exercised by the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of the fiscal year.

                               Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                           Number of Securities Underlying      Value of Unexercised
                             Shares                              Unexercised Options            In-the-Money Options
                           Acquired on       Value              at Fiscal Year End (#)         at Fiscal Year End ($)
Name(1)                    Exercise (#)    Realized            Exercisable/Unexercisable      Exercisable/Unexercisable
------------------------   ------------   ------------     -------------------------------    -------------------------
Richard D. Kurtz              -                -                    162,500/12,500                        -/-
Brock Koren                   -                -                    115,000/210,000                  $4,000/$15,000
Hayden Leason                 -                -                         -/-                              -/-

1    See "Summary Compensation Table"  for principal position.

Compensation of Directors
In October 1995, the Board of Directors eliminated the accrual or payment of all fees including all annual fees, meeting fees and any payment for services as the Chairman or Member of any Committee of the Board of Directors except for reasonable travel expenses. In March 2000, the Board of Directors voted to re-establish a directors' fee in the amount of $2,500, payable to each director, for each meeting attended. The fee is paid to each non-employee director, with the exception of Hayden Leason, former Chairman of the Board, who voluntarily waived his fee during his tenure. In addition, all directors, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. In January 1998, the Board reinstated participation in the 1991 Special Directors Stock Option Plan, which had also been suspended in October 1995, other than initial grants for new directors. Each of the directors who is not an employee of the Company is eligible for grants of stock options upon their appointment to the Board of Directors and on an annual basis so long as they remain on the Board under the 1991 Special Directors Stock Option Plan. Directors are also eligible for discretionary stock option grants under the Company's 2000 Stock Option Plan. Directors who are also officers of the Company or its affiliates do not receive cash compensation in consideration for their services as directors.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

See "Executive Compensation".

RELATIONSHIP WITH INDEPENDENT AUDITORS

On March 24, 2000, the Board of Directors elected to change independent accountants and voted to replace Arthur Andersen LLP with Farber & Hass LLP as the Company's independent auditor. In connection with its audits for the two most recent fiscal years, there have been no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, the reports of Arthur Andersen LLP on the Company's financial statements contained no adverse opinions or disclaimers and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Farber & Hass LLP, independent auditors, audited the Company's financial statements for fiscal years 2000-2001, and have been selected to audit the Company's financial statements for fiscal year 2002. Representatives of Farber & Hass are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

Independent Auditor Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal year ended March 25, 2001, by the Company's independent auditor, Farber & Hass LLP.

                 Audit Fees                                  $   34,605
                 Financial Information Systems
                   Design and Implementation Fees            $     -0-
                 All Other Fees                              $    9,283
                                                             -----------
                 Total Fees                                  $   43,888

The Audit Committee has considered and determined that the provision of services described above under "All Other Fees" is compatible with maintaining the auditor's independence.

EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.


STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2002 must be received at the Company's principal executive office no later than March 18, 2002.


                                             By Order of the Board of Directors


                                             /s/ Susan A. Schmidt
Camarillo, California                        Susan A. Schmidt
July 16, 2001                                Secretary



THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 25, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 17, 2001

The undersigned hereby constitutes and appoints Richard D. Kurtz and M. Scott Farese or any one of them, as proxies, with full power of substitution, to vote all shares of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 o'clock A.M.,
Pacific Time, on August 17, 2001, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

Richard D. Kurtz, Brock Koren, M. Scott Farese, Stephen P. Soltwedel

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:_____________________, 2001

_________________________________
Signature of Stockholder

_________________________________
Signature of Stockholder

Note: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.


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                                                                      EXHIBIT A

                             ADVANCED PHOTONIX, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


I.        PURPOSE

The primary function of the Audit Committee is to represent the Board of Directors in fulfilling its oversight responsibilities by:

1) Reviewing the financial reports and other financial and related information released by the Corporation to the public, or in certain circumstances governmental bodies;

2)   Reviewing the Corporation's  system of internal controls regarding finance,
     accounting,   business   conduct  and  ethics  and  legal  compliance  that
     management and the Board have established;

3)   Reviewing the Corporation's accounting and financial reporting processes;

4)   Reviewing  and  appraising   with   management   the   performance  of  the
     Corporation's independent auditors;

5) Providing an open avenue of communication between the independent auditors and the Board of Directors.

II.      COMPOSITION

The Audit Committee shall be comprised of three directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or financial management expertise or other financial literacy.

The members of the Committee shall be elected or reappointed by the Board annually for a one year term. A Chairperson shall be appointed by the Board.

III.     MEETINGS

The Committee will meet at least two times annually and be available to meet more frequently as circumstances dictate. Scheduled meetings of the Audit Committee are (a) to review and approve the scope of the annual audit to be performed by the Corporation's independent auditors and (b) to review and discuss the results of the audit and the Company's 10-K report, prior to its filing. In addition, the Committee Chairperson should meet with the independent auditors and senior management periodically to review the Corporation's financial statements, 10-Q reports and other relevant interim reports before release and/or filing. Incidental to any of these regularly scheduled meetings, the Committee should meet, if necessary, with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.


IV.      COMPENSATION

The members of the Audit Committee shall be compensated for participation at Committee meetings as provided by the Board, and shall be reimbursed for expenses incurred in connection with their service on the Committee.

V.       RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1)   Review and update this Charter annually, as conditions dictate.

2) Review the Corporation's annual financial statements and other reports and financial and related information released to the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent auditors.

3) Review with financial management and the independent auditors each quarterly earnings release and 10-Q prior to its filing. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

4) Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

5) Prepare the minutes of each meeting, distribute to all members of the Board of Directors and provide periodic summary reports to the Board of Directors. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

Independent Auditors

6) Review with management and recommend to the Board of Directors the selection of the independent auditors. On an annual basis, the Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Corporation to determine the auditors' independence.

7)   Review the fees, expenses and performance of the independent auditors.

8) Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

9) In consultation with the independent auditors, review the integrity of the Corporation's financial reporting process, both internal and external.

10)  Review  and  consider  the  independent   auditors'   judgments  about  the
     appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11)  Review  and  consider  major  changes  to  the   Corporation's   accounting
     principles and practices as proposed by management of the independent auditors.

Process Improvement

12) Establish regular reporting to the Audit Committee by management and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

13) Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14) Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

15) Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

16) Review the Corporation's operations and determine whether management has established and maintains effective programs and processes.

17)  Review  management's   programs  and  processes  for  risk  management  and
     protection of the Corporation's assets and business.

18) Review management's monitoring of the Corporation's compliance with the above programs to ensure that management has the review systems in place to help ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

19) Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

20) Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

21)  Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's By-Laws and government law, as the Committee or the Board deems necessary or appropriate.